                                                                   Exhibit 10.27

                               AMENDMENT NO. 1 TO
                            2004 STOCK INCENTIVE PLAN
                                       OF
                                CPI HOLDCO, INC.
                        (FORMERLY CPI ACQUISITION CORP.)

The first sentence of Section 3 of the above-referenced plan is hereby amended and restated to read as follows:

      The total number of Shares which may be issued under the Plan is 400,000.